UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     January 28, 2005 (January 25, 2005)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-11852	62-1507028

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Ave. Suite 700 Nashville, Tennessee 37203

(Address of principal executive offices)	(Zip Code)

(615) 269-8175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 DIVIDEND PRESS RELEASE
EX-99.2 EARNINGS PRESS RELEASE
EX-99.3 SUPPLEMENTAL DATA REPORT

Item 2.02    Results of Operations and Financial Condition

     On January 25, 2005, Healthcare Realty Trust issued a press release announcing its quarterly dividend for the fourth quarter ended December 31, 2004. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

     On January 27, 2005, Healthcare Realty Trust issued a press release announcing its earnings for the fourth quarter ended December 31, 2004. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 7.01    Regulation FD Disclosure

     Healthcare Realty Trust is furnishing its Supplemental Data Report dated January 27, 2005, which is also contained on its website (www.healthcarerealty.com). See Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

   c)    Exhibits

99.1	Fourth quarter dividend press release, dated January 25, 2005.

99.2	Fourth quarter earnings press release, dated January 27, 2005.

99.3	Supplemental Data Report, dated January 27, 2005, for the three months ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
	By	/s/ Scott W. Holmes
Scott W. Holmes
Date: January 28, 2005	Senior Vice President and Chief Financial Officer